MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.




FUND LOGO




Quarterly Report

July 31, 1997




Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004




This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper






MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



DEAR SHAREHOLDER

For the three months ended July 31, 1997, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.147 per share income dividends. This represents a net annualized yield of 5.36%, based on a month-end per share net asset value of $10.90. Over the same period, the total investment return on the Fund's Common Stock was +8.88%, based on a change in per share net asset value from $10.15 to $10.90, and assuming reinvestment of $0.145 per share income dividends.

For the three-month period ended July 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.71%.


The Municipal Market
Environment
During the three months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields declined 65 basis points (0.65%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt bond yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance was declining, or at least stable. However, over the last three months, many municipal bond issuers viewed the recent decline in bond yields as an opportunity to both issue new debt as well as replace older, higher-couponed issues with lower-yielding issues. Consequently, during the July 31, 1997 quarter, new tax-exempt bond issuance totaled over $54 billion, an increase of over 15% compared to July 31, 1996 quarter levels.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors become more acclimated to the current levels. If interest rates stabilize, we expect investor demand to return to earlier levels. In addition, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, most of these assets are expected to be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance was largely borrowed from issuance originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings reducing future supply. Unless the current positive economic fundamentals undergo immediate and meaningful deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.


Portfolio Strategy
During the three months ended July 31, 1997, Merrill Lynch Municipal Strategy Fund, Inc. maintained a defensive-to-neutral posture as we concentrated on seeking to enhance tax-exempt income while preserving net asset value. With economic growth at nearly 6.0% during the first quarter of 1997, and the labor market at full employment, we viewed the upside to the bond market as limited. Surprisingly, the economy and interest rates behaved the exact opposite of our forecast. Declining consumer demand brought the economy to a standstill, inflation continued to remain benign, and positive news on the Federal budget deficit pushed interest rates to recent historic lows. Fortunately, the holdings of the Fund outperformed the general market. Yield spreads on larger-coupon, higher-yielding bonds which historically widen during declining interest rate environments actually narrowed significantly.

Looking forward, we anticipate that the Federal Reserve Board will resume raising short-term interest rates at least one more time, which should place negative pressure on long-term tax-exempt rates. The Fund will maintain its defensive-to-neutral posture until there are signs the economy is slowing to below-trend growth, reducing the threat of rising inflation.

The yield on the Fund's Auction Market Preferred Stock traded between 3.55%--4.15%. Calendar pressures from corporate and individual tax payments kept the yield at the higher end of this range but it steadily declined over the past quarter. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager



August 20, 1997




PORTFOLIO COMPOSITION



For the Quarter Ended July 31, 1997


Top Ten States*

New York                                     15.77%
Colorado                                     10.28
Illinois                                      7.49
Pennsylvania                                  7.46
Georgia                                       5.46
Texas                                         4.64
Massachusetts                                 3.92
New Mexico                                    3.87
Florida                                       3.78
Ohio                                          3.64
                                            -------
Total Top Ten                                66.31
Total Others                                 33.69
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of July 31, 1997 were $137,259,633.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart depicting the quality ratings of the Fund's Investments.

AAA/Aaa                 41%
AA/Aa                   15%
A/A                     10%
BBB/Baa                 16%
AA/Ba                    8%
NR++                    10%

[FN]
 *Based on total market value of the portfolio as of July 31, 1997.
++Not Rated.